EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 14th day of June 2017.

/s/Charles E. Allen
Charles E. Allen, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Charles E. Allen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 14th day of June 2017.

/s/Barbara I. Jacobs
Barbara I. Jacobs, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Barbara I. Jacobs, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 14th day of June 2017.

/s/Paula H.J. Cholmondeley
Paula H.J. Cholmondeley, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Paula H.J. Cholmondeley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicted beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 14th day of June 2017.

/s/Phyllis Kay Dryden
Phyllis Kay Dryden, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Phyllis Kay Dryden, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 14th day of June 2017.

/s/Douglas F. Kridler
Douglas F. Kridler, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Douglas F. Kridler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 14th day of June 2017.

/s/David C. Wetmore
David C. Wetmore, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared David C. Wetmore, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 14th day of June 2017.

/s/Keith F. Karlawish
Keith F. Karlawish, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Keith F. Karlawish, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 14th day of June 2017.

/s/Lydia M. Marshall
Lydia M. Marshall, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Lydia M. Marshall, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 14th day of June 2017.

/s/Carol A. Kosel
Carol A. Kosel, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Carol A. Kosel, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is an Officer of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 14th day of June 2017.

Principal Executive Officer /s/Michael S. Spangler Michael S. Spangler, President and Chief Executive Officer

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Michael S. Spangler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]

EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the "Trust"), has filed or will file with the U.S. Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is an Officer of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ERIC E. MILLER, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements on Form N-14 under the Securities Act and the Investment Company Act of the Trust as it relates to the reorganizations, and any and all amendments thereto, of the following series of the Trust: (1) Nationwide Government Bond Fund into the Nationwide Inflation-Protected Securities Fund; (2) Nationwide High Yield Bond Fund into the Nationwide Core Plus Bond Fund; and (3) Nationwide HighMark Large Cap Core Equity Fund into the Nationwide Fund, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 14th day of June 2017.

Principal Accounting & Financial Officer /s/Joseph Finelli Joseph Finelli, Treasurer and Chief Financial Officer

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Joseph Finelli, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 14th day of June, 2017.

/s/Stacey Angel
Stacey Angel
Notary Public

My Commission Expires: July 17, 2021
[SEAL]